ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2019
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES
ACQUISITIONS OF CONSOLIDATED ENTITIES
The following table summarizes the balance sheet impact as a result of business combinations that occurred in the six months ended June 30, 2019. No material changes were made to the provisional allocations:

(MILLIONS)	Private Equity	Infrastructure and other	Total
Cash and cash equivalents	$48	$5	$53
Accounts receivable and other	1,842	86	1,928
Inventory	2,239	28	2,267
Equity accounted investments	847	—	847
Investment properties	—	211	211
Property, plant and equipment	6,254	2,310	8,564
Intangible assets	6,746	520	7,266
Goodwill	3,187	83	3,270
Deferred income tax assets	485	—	485
Total assets	21,648	3,243	24,891
Less:
Accounts payable and other	(2,739)	(89)	(2,828)
Non-recourse borrowings	(375)	(203)	(578)
Deferred income tax liabilities	(1,227)	(33)	(1,260)
Non-controlling interests[1]	(451)	(578)	(1,029)
	(4,792)	(903)	(5,695)
Net assets acquired	$16,856	$2,340	$19,196

Consideration[2]	$16,856	$2,340	$19,196

1.	Includes non-controlling interests recognized on business combinations measured as the proportionate share of fair value of the identifiable assets and liabilities on the date of acquisition.

2.	Total consideration, including amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors.
Private Equity
On June 6, 2019, a subsidiary of the company, along with institutional partners, acquired a 100% interest in Healthscope Limited, an Australian private healthcare provider, for a total cash consideration of $4.1 billion. The acquisition resulted in recognition of $1.5 billion of goodwill, which is largely reflective of potential growth from integration of the operations. None of the goodwill recognized is deductible for tax purposes. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $663 million and $73 million, respectively.
On April 20, 2019, a subsidiary of the company, along with institutional partners, acquired a 100% interest in Clarios, a global automotive battery business, for total cash consideration of $12.8 billion. The acquisition resulted in recognition of $1.7 billion of goodwill, which is largely reflective of potential growth from integration of the operations. Approximately $20 million of the goodwill recognized is deductible for tax purposes. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $3.8 billion and $33 million, respectively.
Infrastructure
On March 22, 2019, a subsidiary of the company, along with institutional partners, acquired a 100% interest in East-West Pipeline Limited, an Indian natural gas pipeline business, for total cash consideration of $1.9 billion. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $179 million and $6 million, respectively.